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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed
Certificates - Series 1995-1
P & S Agreement Date:               May 1, 1995
Original Settlement Date:          May 25, 1995
Series Number of Class A-1 Certificates:
441919AE7
Series Number of Class A-2 Certificates:
441919AF4
Original Sale Balance:             $474,825,000


Servicer Certificate (Page 1 of 3)

Distribution Date:                                       11/22/99
Investor Certificateholder Floating Allocation             89.48%
Percentage
Investor Certificateholder Fixed Allocation                97.90%
Percentage

Aggregate Amount of  Collections                     3,430,130.69
Aggregate Amount of  Interest Collections            1,001,220.50
Aggregate Amount of  Principal Collections           2,428,910.19

Class A Interest Collections                           895,934.67
Class A Principal Collections                        2,264,457.24
Seller Interest Collections                            105,285.83
Seller Principal Collections                           164,452.95

Weighted Average Loan Rate                                 13.84%
Net Loan Rate                                              12.84%

             Weighted Average Maximum Loan Rate            19.70%

Class A-1 Certificate Rate                                  5.63%
Maximum Investor Certificate Rate                          12.84%
Class A-1 Certificate Interest Distributed             364,754.40
Class A-1 Investor Certificate Interest                      0.00
Shortfall before Policy Draw
Unpaid Class A-1 Certificate Interest Shortfall              0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall              0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                   0.00

Class A-2 Certificate Rate                                  5.57%
Maximum Investor Certificate Rate                          12.84%
Class A-2 Certificate Interest Distributed              15,874.98
Class A-2 Investor Certificate Interest                      0.00
Shortfall before Policy Draw
Unpaid Class A-2 Certificate Interest Shortfall              0.00
Received
Unpaid Class A-2 Certificate Interest Shortfall              0.00
Remaining
Unpaid Class A-2 Carryover Interest Amount                   0.00

Maximum Principal Dist. Amount (MPDA)                2,378,012.38
Alternative Principal Dist. Amount (APDA)            2,264,457.24
Rapid Amortization Period? (Y=1, N=0)                        0.00
Scheduled Principal  Distribution Amount (SPDA)      2,264,457.24

Principal  allocable to Class A-1                    2,169,076.04
Principal allocable to Class A-2                        95,381.20
SPDA deposited to Funding Account                            0.00

Accelerated Principal Distribution Amount                    0.00

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APDA allocable to Class A-1                                  0.00
APDA allocable to Class A-2                                  0.00

Reimbursement to Credit Enhancer                             0.00

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss           59,135.57
Amount
Reduction in Certificate Principal Balance
    due to Current Class A-2 Liquidation Loss            2,600.38
Amount
Cumulative Investor Liquidation Loss Amount             61,735.95

Total Principal allocable to A-1                     2,228,211.61
Total Principal allocable to A-2                        97,981.58

Beginning Class A-1 Certificate Principal           70,708,820.79
Balance
Beginning Class A-2 Certificate Principal            3,109,184.36
Balance
Ending Class A-1 Certificate Principal Balance      68,480,609.18
Ending Class A-2 Certificate Principal Balance       3,011,202.78

Class A-1 Factor                                        0.1505647
Class A-2 Factor                                        0.1505601
Pool Factor (PF)                                        0.1710291

Servicer Certificate (Page 2 of  3)

Distribution Date:                                       11/22/99

Retransfer Deposit Amount                                    0.00
Servicing Fees Distributed                              63,533.83
Beg. Accrued and Unpaid Inv. Servicing Fees                  0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                0.00
End. Accrued and Unpaid Inv. Servicing Fees                  0.00

Aggregate Investor Liquidation Loss Amount              61,735.95
Investor Loss Reduction Amount                               0.00

Beginning Pool Balance                              85,200,010.76
Ending Pool Balance                                 82,866,540.01
Beginning Invested Amount                           76,240,592.15
Ending Invested Amount                              73,914,398.96
Beginning Seller Principal Balance                   8,959,418.61
Ending Seller Principal Balance                      8,952,141.05
Additional Balances                                    164,452.95

Beginning Funding Account Balance                            0.00
Ending Funding Account Balance                               0.00
Ending Funding Account Balance % (before any                0.00%
purchase of Subsequent Loans)
Principal Balance of Subsequent Loans                        0.00

Beginning Reserve Account Balance                    1,211,294.00
Ending Reserve Account Balance                       1,211,294.00

Beginning Seller Interest                                 9.4839%
Ending Seller's Interest                                 10.8031%

Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                          233
     Trust Balance                                   7,199,473.26
   60 - 89 days (Del Stat 2)
     No. of Accounts                                           47
     Trust Balance                                   1,464,021.42
   90+ days (Del Stat 3+)
     No. of Accounts                                          126
     Trust Balance                                   3,503,383.95
   270+ days (Del Stat 9+)
     No. of Accounts                                          117
     Trust Balance                                   3,777,819.73
   REO
     No. of Accounts                                           22
     Trust Balance                                     685,126.85

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Rapid Amortization Event ?                                     No
   Failure to make payment within 5 Business                   No
Days of Required Date ?
   Failure to perform covenant relating to                     No
Trust's Security Interest ?
   Failure to perform other covenants as                       No
described in the Agreement ?
   Breach of Representation or Warranty ?                      No
   Bankruptcy, Insolvency or Receivership                      No
relating to Seller ?
   Subject to Investment Company Act of 1940                   No
Regulation ?
   Servicing Termination ?                                     No


Servicer Certificate (Page 3 of  3)

Distribution Date:                                       11/22/99

Event of Default ?                                             No
   Failure by Servicer to make payment within 5                No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                     No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other                        No
covenants as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                      No
relating to Master Servicer ?
   Trigger Event ?                                             No

Policy Fee Distributed to Credit Enhancer (Paid               N/A
directly from HFC)
Premium Distributed to Credit Enhancer                       0.00
Amount Distributed to Seller                           269,738.78
Master Servicer Credit Facility Amount                       0.00
Guaranteed Principal Distribution Amount                     0.00
Credit Enhancement Draw Amount                               0.00

Application of Available Funds
     Aggregate Amount of Collections                 3,430,130.69
    Deposit for principal not used to purchase subsequent loans


     Servicing Fee                                      63,533.83
     Prinicpal and Interest to Class A-1             2,592,966.01
     Prinicpal and Interest to Class A-2               113,856.56
     Seller's portion of Principal and Interest        269,738.78
     Funds deposited into Funding Account (Net)              0.00
     Funds deposited into Spread  Account                    0.00
     Excess funds released to Seller                   390,035.51
     Total                                           3,430,130.69



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and
Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer
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Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                       11/22/99

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000)
Class A Certificateholder Floating Allocation            89.4843%
Percentage
Class A Certificateholder Fixed Allocation               97.9045%
Percentage

Beginning Class A-1 Certificate Balance             70,708,820.79
Beginning Class A-2 Certificate Balance              3,109,184.36

Class A-1 Certificate Rate                               5.62750%
Class A-2 Certificate Rate                               5.57000%
Class A-1 Certificate Interest Distributed               0.801966
Class A-2 Certificate Interest Distributed               0.793749
Class A-1 Certificate Interest Shortfall                 0.000000
Distributed
Class A-2 Certificate Interest Shortfall                 0.000000
Distributed
Remaining Unpaid Class A-1 Certificate Interest          0.000000
Shortfall
Remaining Unpaid Class A-2 Certificate Interest          0.000000
Shortfall

Rapid Amortization Event ?                                     No
Class A-1 Certificate Principal Distributed              4.899053
Class A-2 Certificate Principal Distributed              4.899079
   Maximum Principal Distribution Amount                 5.008187
   Scheduled Principal  Distribution Amount              4.769035
(SPDA)
   Accelerated Principal Distribution Amount             0.000000
   Aggregate Investor Liquidation Loss Amount            0.130018
Distributed

Total Amount Distributed to Certificateholders           5.700674

Principal Collections deposited into Funding                 0.00
Account
Ending Funding Account Balance                               0.00

Ending Class A-1 Certificate Balance                68,480,609.18
Ending Class A-2 Certificate Balance                 3,011,202.78

Class A-1 Factor                                        0.1505647
Class A-2 Factor                                        0.1505601
Pool Factor (PF)                                        0.1710291

Unreimbursed Liquidation Loss Amount                         0.00
Accrued Interest on Unreimbursed Liquidation                 0.00
Loss Amount
Accrued & Unpaid Interest on Unreimbursed                    0.00
Liquidation Loss Amount

Class A Servicing Fee                                   63,533.83

Beginning Invested Amount                           76,240,592.15
Ending Invested Amount                              73,914,398.96
Beginning Pool Balance                              85,200,010.76
Ending Pool Balance                                 82,866,540.01

Credit Enhancement Draw Amount                               0.00

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Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                       11/22/99

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 1)
     No. of Accounts                                          233
     Trust Balance                                   7,199,473.26

   60 - 89 days (Del Stat 2)
     No. of Accounts                                           47
     Trust Balance                                   1,464,021.42

   90+ days (Del Stat 3+)
     No. of Accounts                                          126
     Trust Balance                                   3,503,383.95

   REO
     No. of Accounts                                           22
     Trust Balance                                     685,126.85

Aggregate Liquidation Loss Amount for                   41,562.86
Liquidated Loans

Class A-1 Certificate Rate for Next                 To be updated
Distribution Date
Class A-2 Certificate Rate for Next                 To be updated
Distribution Date

Amount of any Draws on the Policy                            0.00

Subsequent Mortgage Loans
     No. of Accounts                                         0.00
     Trust Balance                                           0.00


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